As filed with the Securities and Exchange Commission on June 6, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  March 31, 2008

Date of reporting period:  March 31, 2008

Item 1. Report to Stockholders.

The Teberg Fund

ANNUAL REPORT For the Year Ended March 31, 2008

Dear fellow shareholder:

This report marks The Teberg Fund’s sixth anniversary and covers one of the most turbulent market periods we’ve seen in our brief history.  The market had so many peaks and valleys during the period from April 1, 2007 through March 31, 2008 that a line graph of its performance resembles the outline of a mountain range.

In the end, the negative forces won out and the market was in steep decline by the close of the period. This answered the question we posed a year ago in our last annual report about how much longer the third longest running bull market in history could last.  Here’s a recap of The Teberg Fund’s performance and what drove the market during this period.

How your Fund performed…
The Teberg Fund closed the one-year period ending March 31, 2008 with a negative return of -1.94%.  While disappointed, we were well ahead of the -5.08% posted by the S&P 500, our benchmark, for the same period as well as the -4.26% return of the NASDAQ.  Only the Dow managed to stay in the black with a 1.59% return, thanks to its commanding lead in the first six months of the period.

The market in review…
The turbulence we discussed in our mid-year report last September paled in comparison to the volatility experienced in the second half of the period.  The Dow soared to 14,164 at its peak on October 9, 2007 and then started a downward spiral that bottomed out at 11,740 on March 10, 2008. As we discussed in our mid-year report, these broad swings were again caused in part by two conflicting forces.

On the negative, the sub-prime mortgage crisis continued to expose weakness in areas far beyond the domestic real estate market.  Even global investors had become involved in the U.S. mortgage market, so when interest rates rose and housing vales dropped, the resulting foreclosures had a worldwide impact.  Since this was the nation’s first major decline in housing values since the Great Depression, many investors as well as homeowners assumed real estate appreciation was a given.  Maybe that explains why, for the first mortgage debt is now greater than the total value of homeowner equity in the U.S.

One of the most prominent victims of this crisis was Bear Stearns, America’s fifth-largest investment bank.  Rumors in mid March that the bank was facing major losses in the mortgage industry sparked problems.  Bear Stearns was such a financial giant that the industry and choked cash flow.

The Federal Reserve stepped in and literally saved the day by funding a buyout of Bear Stearns, once again providing the positive force that battled against the negative throughout this period.  On the heels of this dramatic measure, the Fed cut interest rates on effort to stop the economic slowdown.  The affect the market, but also underscored how concerned Federal officials were about the economy.  Even with rates at historic lows, the cuts weren’t able to produce sustained rallies.

Other factors that affected the market were the weak dollar, a slowing economy, increased unemployment, inflation and soaring oil prices that hit consumers  not only at the gas pumps but also anytime they purchased goods and services dependent on energy to produce or deliver.

All this led to predictions from several Wall Street firms and even former Federal Reserve Chairman Alan Greenspan that the U.S. economy could drop into recession.  Only time will tell if the Fed will again try to stabilize a volatile market and if their efforts will be successful.

What helped the Fund…
Perhaps our most significant strategy assets out of the market in an effort to reduce volatility and control risk.  For more than seven months during this period, the bulk of our portfolio was in cash.  In the first six months this hurt our performance because the markets rallied at the end of the year and we missed some of the ride up.  However, being in cash during the second half of the period proved to be a very effective strategy as the downturn was much more dramatic.  The interest rate cuts were a mixed blessing for our portfolio.  Their effect on the market helped boost the value of our equity holdings and helped our positions in fixed income funds, but reduced the return on our cash holdings.  Still we stand by our defensive strategy and believe it worked well.

The sale of four of our financial funds in May 2007 proved to be a good move.  We had purchased these funds in 2005 and 2006 in multiple increments and were able to book a good profit before shakeup in mid summer.   We thought we were near the bottom when we went back into the financial sector with a purchase in November but that holding declined in value for the rest of the period so in hindsight the buy was premature.

As is often the case, bad news for the general markets can have a positive impact on certain sectors.  This was true of our energy holdings which value during the period.

What hurt our performance…
Other holdings detracted from our performance such as our position in an exchange traded fund designed to mirror the Dow.  Our buys of the fund in August and November looked solid until the last quarter when things turned ugly.  We decided to book our loss late in the period and sold out of our positions.  Overall, the performance of our exchange traded funds was disappointing, but we continue to refine our strategy regarding these relatively new investment options and believe they have potential to enhance our bottom line.  Most of our non-specialty equity funds took a beating during the second half of this period, especially those strongly tied to the NASDAQ and S&P 500 which suffered the worst losses.  Fortunately, our combined holdings in large, mid and small cap funds accounted for less than 15% of our portfolio at the end of the period. We always regret a negative return which translates into lost assets for our shareholders, but we believe we did a good job of weathering a tough period reminiscent of our first year of operation.

Proud of our long-term track record…
Although we appreciate your interest in this one-year period, we hope you’ll take time to review the chart of our net return after expenses since we started the Fund that follows in this report.  We’re very pleased that we’ve performed well in the long term which is more important to us than any single period.

We value every dollar you’ve invested in The Teberg Fund and your continued trust and confidence.

Sincerely,

Portfolio Manager

Past performance does not guarantee future results.
The above discussion is based on the opinions of Curtis A. Teberg, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Because the Fund is a “fund of funds,” your cost of investing in the Fund may be higher than your cost of investing directly in the shares of the mutual funds in which the Fund invests.  By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds.  These risks include, but are not limited to, risks involved with non-diversification and investments in smaller capitalization companies and lower rated securities.  The Fund may also commit up to 80% of its net assets to high yield funds containing lower rated securities that are subject to a higher risk of default.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced and ratings may have been lower.  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.  The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  The Teberg Fund has never held any Bear Stearns stock. Must be preceded or accompanied by a prospectus.

Distributed by Quasar Distributors, LLC (5/08)

Total Return		Five	Since	Since
	One	Years	Inception	Inception
	Year	(Annualized)	(Cumulative)	(Annualized)
The Teberg Fund
(Inception April 1, 2002)	-1.94%	6.69%	35.59%	5.21%
S&P 500 Index	-5.08%	11.32%	28.74%	4.30%
Dow Jones Industrial Average	1.59%	11.45%	35.57%	5.21%
NASDAQ Composite Index	-4.26%	11.54%	24.08%	3.66%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  The S&P® 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.  It has been a widely followed indicator of the stock market since October 1, 1928.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small-Cap stocks.  The index was developed with a base level of 100 as of February 5, 1971.

The Teberg Fund
EXPENSE EXAMPLE
at March 31, 2008 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/07 - 3/31/08).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 2.50% per the advisory agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this in- formation to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Teberg Fund
EXPENSE EXAMPLE
at March 31, 2008 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/07	3/31/08	10/1/07– 3/31/08*

Actual	$1,000.00	$939.00	$11.15

Hypothetical	$1,000.00	$1,013.50	$11.58
(5% return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 2.30%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

The Teberg Fund
ALLOCATION OF PORTFOLIO ASSETS
at March 31, 2008 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Teberg Fund
SCHEDULE OF INVESTMENTS
at March 31, 2008

Shares		Value
	EQUITY FUNDS - 21.32%
1,549	American EuroPacific Growth Fund - ClassA	$72,537
18,847	Brandywine Fund*	591,599
8,333	Calamos Growth Fund - Class A*	419,883
1,632	CGM Focus Fund	78,972
17,063	Columbia Acorn Fund - Class A	443,805
10,235	Eaton Vance Worldwide Health Sciences Fund - Class A*	94,984
7,591	Fidelity Select Brokerage & Investment Management Portfolio	441,057
4,677	Fidelity Select Energy Portfolio	292,499
10,372	Fidelity Select Transportation Portfolio	461,042
3,305	FPA Capital Fund	121,753
6,233	FPA Perennial Fund	194,109
31,489	Franklin Mutual Beacon Fund - Class A	447,145
4,849	Gamco Global Telecommunications Fund - Class AAA	108,873
17,261	Heartland Value Fund	645,745
2,547	Jennison Natural Resources Fund - Class A	151,488
27,549	Keeley Small Cap Value Fund - Class A*	725,094
4,385	Legg Mason Partners Aggressive
	Growth Fund - Class A*	455,359
3,125	Mairs & Power Growth Fund	223,222
4,975	Matthews Pacific Tiger Fund	121,997
14,946	MFS Mid Cap Growth Fund - Class A*	136,609
14,495	Nicholas Applegate Growth Equity Fund - Class A*	166,833
4,059	Oppenheimer Developing Markets Fund - Class A	177,660
3,376	The Parnassus Fund	115,560
11,664	Seligman Communications & Information Fund - Class A*	384,562
6,207	Templeton Developing Markets Trust - Class A	160,441
4,347	Thompson Plumb Growth Fund	149,804
3,376	Vanguard Energy Fund - Investor Class	255,908
	TOTAL EQUITY FUNDS (Cost $8,221,352)	7,638,540
	EXCHANGE TRADED FUNDS - 19.54%
45,801	First Trust Amex Biotechnology Index Fund*	1,046,095
1,360	iShares Dow Jones U.S. Real Estate Index Fund	88,536
1,205	iShares MSCI EAFE Index Fund	86,639
6,454	iShares MSCI Emerging Markets Index Fund	867,289
13,699	PowerShares QQQ	598,920
23,834	Ultra Dow30 ProShares	1,712,950
6,697	Ultra Financials ProShares	199,905
16,093	Ultra QQQ ProShares	1,125,705
10,883	Ultra Russell2000 ProShares	519,119
11,442	Ultra S&P500 ProShares	755,172
	TOTAL EXCHANGE TRADED FUNDS(Cost $7,116,528)	7,000,330

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2008

Shares		Value
	FIXED INCOME FUNDS - 1.82%
5,070	American Century Target Maturities Trust
	Series 2010 Fund - Investor Class	$518,647
1,969	American Century Target Maturities Trust
	Series 2020 Fund - Investor Class	132,706
22	PIMCO Total Return Fund - Class A	245
	TOTAL FIXED INCOME FUNDS (Cost $629,417)	651,598

	MONEY MARKET FUNDS - 57.97%
20,765,809	AIM Liquid Assets	20,765,809
	TOTAL MONEY MARKET FUNDS(Cost $20,765,809)	20,765,809
	Total Investments (Cost $36,733,106) - 100.65%	36,056,277
	Liabilities in Excess of Other Assets - (0.65)%	(234,379)
	NET ASSETS - 100.00%	$35,821,898

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2008

ASSETS
Investments in securities, at value
(identified cost $36,733,106)	$36,056,277
Receivables
Dividends and interest receivable	101,645
Fund shares sold	531
Prepaid expenses	1,767
Total assets	36,160,220

LIABILITIES
Payables
Securities purchased	199,954
Due to advisor	45,199
Audit fees	17,300
Distribution fees	7,533
Administration fees	6,027
Transfer agent fees and expenses	7,353
Fund accounting fees	7,003
Legal fees	1,610
Chief Compliance Officer fee	1,524
Custodian fees	1,667
Due to custodian	38,246
Accrued other expenses	4,906
Total liabilities	338,322
NET ASSETS	$35,821,898

Net asset value, offering and redemption price per share
[$35,821,898 / 3,640,107 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$9.84

COMPONENTS OF NET ASSETS
Paid-in capital	$37,172,869
Undistributed net investment income	64,193
Accumulated net realized loss on investments	(738,335)
Net unrealized depreciation on investments	(676,829)
NET ASSETS	$35,821,898

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2008

INVESTMENT INCOME
Income
Dividends	$1,024,075
Interest	707,132
Total income	1,731,207

Expenses
Advisory fees (Note 3)	567,085
Distribution fees (Note 4)	94,514
Administration fees (Note 3)	75,653
Transfer agent fees and expenses (Note 3)	28,944
Fund accounting fees (Note 3)	27,639
Legal fees	17,354
Audit fees	17,302
Custody fees (Note 3)	9,254
Trustee fees	7,361
Shareholder reporting	6,964
Chief Compliance Officer fee (Note 3)	6,073
Insurance fees	5,822
Other	5,804
Registration fees	5,625
Total expenses	875,394
Less: expenses reimbursed by Advisor (Note 3)	(26,236)
Net expenses	849,158
Net investment income	882,049

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on security transactions	381,489
Capital gain distributions from regulated investment companies	796,919
Net change in unrealized depreciation on investments	(2,797,040)
Net realized and unrealized loss on investments	(1,618,632)
Net Decrease in Net Assets Resulting from Operations	$(736,583)

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2008	March 31, 2007

NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$882,049	$1,129,009
Net realized gain on security transactions	381,489	1,660,831
Capital gain distributions from regulated
investment companies	796,919	466,724
Net change in unrealized depreciation
on investments	(2,797,040)	(917,504)
Net increase/(decrease) in net assets resulting
from operations	(736,583)	2,339,060

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,088,302)	(1,005,801)
From net realized gain on security transactions	(2,406,707)	(3,368,302)
	(3,495,009)	(4,374,103)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	2,983,476	4,505,578
Total increase/(decrease) in net assets	(1,248,116)	2,470,535

NET ASSETS
Beginning of year	37,070,014	34,599,479
End of year	$35,821,898	$37,070,014

Includes undistributed net investment income of:	$64,193	$270,865

(a) A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2008		March 31, 2007

	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	166,309	$1,830,780	263,570	$3,030,581
Shares reinvested	342,648	3,495,009	400,559	4,374,103
Shares redeemed	(219,708)	(2,342,313)	(251,077)	(2,899,106)
Net increase	289,249	$2,983,476	413,052	$4,505,578

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Year Ended March 31,
	2008	2007	2006	2005	2004

Net asset value, beginning of year	$11.06	$11.78	$10.83	$10.94	$9.73
Income from investment operations:
Net investment income (1)	0.26	0.38	0.13	0.04	0.21
Net realized and unrealized gain/(loss) on investments	(0.44)	0.41	1.03	(0.08)	1.68
Total from investment operations	(0.18)	0.79	1.16	(0.04)	1.89
Less distributions:
From net investment income	(0.32)	(0.35)	(0.13)	(0.06)	(0.19)
From net realized gain on investments	(0.72)	(1.16)	(0.08)	(0.01)	(0.49)
Total distributions	(1.04)	(1.51)	(0.21)	(0.07)	(0.68)
Net asset value, end of year	$9.84	$11.06	$11.78	$10.83	$10.94

Total return	(1.94)%	6.81%	10.79%	(0.32)%	19.48%

Ratios/supplemental data:
Net assets, end of year (thousands)	$35,822	$37,070	$34,600	$32,541	$29,180
Ratio of expenses to average net assets: (2)
Before expense reimbursement/recoupment	2.32%	2.29%	2.33%	2.31%	2.31%
After expense reimbursement/recoupment	2.25%	2.21%	2.25%	2.23%	2.42%
Ratio of net investment income to average net assets: (2)
Before expense reimbursement/recoupment	2.27%	3.15%	1.08%	0.38%	2.33%
After expense reimbursement/recoupment	2.34%	3.23%	1.16%	0.46%	2.22%
Portfolio turnover rate	198.92%	150.86%	113.59%	150.50%	88.41%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS
at March 31, 2008

NOTE 1 - ORGANIZATION

The Teberg Fund (the “Fund”) is a non-diversified Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Fund began operations on April 1, 2002.  The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation:  Investments are valued at the respective net asset value (“NAV”) of each underlying fund, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.  When the Fund is unable to receive an NAV from an underlying fund, shares of the underlying fund will be valued at its fair market value as determined in good faith by the Advisor and the Trust’s Valuation Committee.  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  Certain short-term securities are valued on the basis of amortized costs.  If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund, or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded, that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by the underlying funds’ Boards of Trustees.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2008.

Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Effective September 30, 2007, the Fund adopted FIN 48.  Management of the Fund reviewed the tax positions in the open tax years 2005 to 2008 and determined that the implementation of FIN 48 had no impact on the Fund’s net assets or results of operations.

C.
Security Transactions, Dividends and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified with the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2008, undistributed net investment income was decreased by $419 and accumulated net realized gains were increased by $419. These permanent differences primarily relate to StreetTracks Gold adjustments with differing book and tax methods for accounting.

F.
New Accounting Pronouncement: In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

The Teberg Fund
NOTES TO FiNANCiAL STATEMENTS (Continued)
at March 31, 2008

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended March 31, 2008, First Associated Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provided most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund. For the year ended March 31, 2008, the Fund incurred $567,085 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 2.50% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  There were no expenses subject to recapture pursuant to the aforementioned conditions at March 31, 2008.  For the year ended March 31, 2008, the Advisor waived $26,236 in 12b-1 fees received from underlying funds that were purchased through a broker. The 12b-1 fees received by the Fund are included in the advisory fee waiver in the Statement of Operations.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended March 31, 2008, the Fund incurred $75,653 in administration fees.

U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended March 31, 2008, the Fund incurred $27,639, $18,145, and $9,254 in fund accounting, transfer agency, and custody fees, respectively.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2008

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended March 31, 2008, the Fund was allocated $6,073 of the Chief Compliance Officer fee.

NOTE 4 – DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Fund’s average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and services activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended March 31, 2008, the Fund paid the Distribution Coordinator $94,514.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2008, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $45,990,925 and $64,561,053, respectively.

NOTE 6– LINE OF CREDIT

The Teberg Fund has a line of credit in the amount of $11,400,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the year ended March 31, 2008, the Fund did not draw upon the line of credit.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2008

NOTE 7– DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended March 31, 2008 and March 31, 2007 were as follows:

	2008	2007
Ordinary income	$2,551,560	$1,259,651
Long-term capital gains	$943,449	$3,114,452

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2008.

As of March 31, 2008, the components of accumulated earnings/(losses) for income tax purposed were as follows:

Cost of investments	$36,736,995

Gross tax unrealized appreciation	$623,074
Gross tax unrealized depreciation	(1,303,792)
Net tax unrealized depreciation	$(680,718)

Undistributed ordinary income	$64,193
Undistributed long-term capital gain	─
Total distributable earnings	$64,193

Other accumulated gains/(losses)	$(734,446)
Total accumulated earnings/(losses)	$(1,350,971)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At March 31, 2008, the Fund deferred, on a tax-basis, post-October losses of $734,446.

The Teberg Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The Teberg Fund

We have audited the accompanying statement of assets and liabilities of The Teberg Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates statement presentation.   Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where brokers have not replied to our confirmation requests. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Teberg Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2008

The Teberg Fund
NOTICE TO SHAREHOLDERS
at March 31, 2008 (Unaudited)

For the year ended March 31, 2008, the Teberg Fund designated $2,551,560 and $943,449, respectively, as ordinary income and long-term gains for purposes of the dividends paid deduction.

For the year ended March 31, 2008, certain dividends paid by The Teberg Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 62.66%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2008 was 69.10%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-209-1964 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Teberg Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2007

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 1-866-209-1964.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information included in the Fund’s Form N-Q is also available by calling 1-866-209-1964.

The Teberg Fund
BOARD REVIEW OF ADVISORY AGREEMENT

At a meeting held on December 12, 2007, the Board, all of whom are independent and not interested persons of any advisor, the Distributor or any major service provider to the Fund, considered and approved the continuance of the Advisory Agreement for The Teberg Fund for an additional one-year term.  Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor and the Administrator regarding the Fund.  This information, together with the information provided to the Independent Trustees since the Fund’s inception, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel at the Advisor involved in the day-today activities of the Fund, including administration, marketing and compliance. The Board noted the Advisor’s commitment to responsible Fund growth.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services were satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its peer group (unaffiliated fund of funds), as compiled by Lipper, Inc. (an independent ranking and analytical organization that had independently selected funds that Lipper believed were appropriate for comparison purposes), and the Fund’s benchmark indices.

  The Teberg Fund
  BOARD REVIEW OF ADVISORY AGREEMENT (Continued)

The Board noted the Fund’s year-to-date, one-year, three-year and five-year performance returns for the periods ending October 31, 2007.In particular, the Board noted that the Fund’s performance for each of these periods was below the median of its peer group and was also lower than each of its benchmark indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index.  In general, the Board considered these comparisons helpful in its assessment as to whether the Advisor was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s investment objectives, strategies, limitations and restrictions.  In analyzing this performance, the Board also took into consideration the Advisor’s investment strategies for the Fund, a fund-of-funds, as stated in its Prospectus. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics and had been satisfied with the Advisor’s reports.  The Board concluded that it would continue to monitor the Fund’s performance closely over the coming quarters, given its underperformance against its peers and benchmarks for the period ended October 31, 2007.  The Board noted, in this regard, the conservative nature of the Fund’s investment style and the fact that the Advisor was attempting to prudently manage the Fund’s risk, as compared to its peers.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEES UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds, noting that none of the private accounts managed by the Advisor have the same investment strategy as the Fund.  The Board viewed such information as a whole as useful in assessing whether the Advisor was providing services at a cost that was competitive with other similar funds.

The Board noted that the Fund’s gross contractual investment advisory fee was substantially higher than its peer group average.  The Board further noted that the advisory fee charged to the Fund was lower than the fee charged on its separately managed accounts.  The Board also considered the Fund’s total expense ratio, noting that the Advisor had agreed to maintain an annual expense ratio of 2.50%, but had actual expenses of 2.19%.  The Board further noted the Fund had consistently and clearly disclosed to shareholders the expense ratio that shareholders should expect to experience and the Advisor had agreed to reduce its advisory fee in an amount equal to a portion of Rule 12b-1 fees received by its broker from transactions involving the Fund.  The Trustees noted that the Fund’s total expense ratio was above its peer group median and ranked in the fourth quartile.  The Trustees took into account that the Advisor’s strategy involved investing in other mutual funds and exchange-traded funds, which necessarily involved some degree of layering of fees, and that investors selecting this Fund were electing a fund-of-funds structure with its attendant additional costs as disclosed in the Prospectus.

  The Teberg Fund
  BOARD REVIEW OF ADVISORY AGREEMENT (Continued)

After taking into account this information and considering all waivers, the Board concluded that the fee paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale may be realized by the Advisor as the assets of the Fund grow and the Fund’s expense ratio begins to show further signs of reduction. The Board noted that the Fund’s total annual operating expenses were 2.50% in 2002 when the Fund first launched; as of the July 2007 Prospectus update the Fund’s total annual operating expenses were 2.29% (without taking into consideration acquired fund fees and expenses).  As the level of the Fund’s assets grows, the Advisor expects that existing Fund overhead expenses may continue to decrease, although there are other Fund expenses that will increase with greater assets. The Board noted that although the Fund does not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses indefinitely so that the Fund does not exceed its specified expense limitation, and the Advisor is of the opinion that breakpoints will be appropriate if, and when, the Fund has grown to a larger size.  The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits The Board considered that the Advisor benefits from positive reputational value in advising the Fund.  The Board noted that the Advisor voluntarily waived a portion of its advisory fee in an amount equal to a portion of the Rule 12b-1 fees received by its broker from transactions involving the Fund.  After such review, the Board determined that the profitability rates to the Advisor with respect to the Advisory Agreement are not excessive, and that the Advisor had maintained adequate profit levels to support the services to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Fund, and that the Fund’s shareholders were receiving reasonable value in return for the advisory fees paid.  The Board (all the Trustees of which are Independent Trustees) therefore determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES (1)

Name, Age Address Term of Office and Length of Time Served Principal Occupation During the Past Five Years Other Directorships Held	Position With The Trust	Number of Portfolios in Fund Complex Overseen by Trustees (2)

Walter E. Auch, (age 86, dob 4/12/1921)	Trustee	1
615 E. Michigan Street
Milwaukee, WI 53202
Indefinite term since February 1997.
Management Consultant, formerly Chairman, CEO of Chicago Board Options Exchange (CBOE) and President of Paine Webber. Other Directorships: Director, Sound Surgical Technologies, LLC; Trustee, Consulting Group Capital Markets Funds (Smith Barney) (11 portfolios); Trustee, and The UBS Funds (57 portfolios).

James Clayburn LaForce, (age 79, dob 12/28/1928)	Trustee	1
615 E. Michigan Street
Milwaukee, WI 53202
Indefinite term since May 2002.
Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles. Other Directorships: Trustee, The Payden Funds (21 portfolios); Trustee, The Metzler/Payden Investment Group (6 portfolios); Trustee, Arena Pharmaceuticals.

Donald E. O’Connor, (age 71, dob 6/18/1936)	Trustee	1
615 E. Michigan Street
Milwaukee, WI 53202
Indefinite term since February 1997.
Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).
Other Directorships: Trustee, The Forward Funds (16 portfolios).

George J. Rebhan, (age 73, dob 7/10/1934)	Trustee	1
615 E. Michigan Street
Milwaukee, WI 53202
Indefinite term since May 2002.
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).
Other Directorships: Trustee, E*TRADE Funds (6 portfolios).

George T. Wofford, (age 68, dob 10/8/1939)	Trustee	1
615 E. Michigan Street Milwaukee, WI 53202 Indefinite term since February 1997. Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco. Other Directorships: None.

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

OFFICERS
Name, Age
Address
Position with the Trust
Term of Office and Length of Time Served
Principal Occupation During the Past Five Years

Joe D. Redwine, (age 60, dob 7/9/1947)
615 E. Michigan Street
Milwaukee, WI 53202
Chairman and Chief Executive Officer
Indefinite term since September 2007.
President, CEO, U.S. Bancorp Fund Services, LLC since May 1991.

Douglas G. Hess, (age 40, dob 7/19/1967)
615 E. Michigan Street
Milwaukee, WI 53202
President and Principal Executive Officer
Indefinite term since June 2003.
Vice President, Compliance and Administration,
U.S. Bancorp Fund Services, LLC since March 1997.

Cheryl L. King, (age 46, dob 8/27/1961)
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer and Principal Financial Officer
Indefinite term since December 2007.
Assistant Vice President, Compliance and Administration,
U.S. Bancorp Fund Services, LLC since October 1998.

Robert M. Slotky, (age 60, dob 6/17/1947)
2020 E. Financial Way
Glendora, CA 91741
Vice President, Chief Compliance Officer,
AML Officer
Indefinite term since September 2004.
Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, Investment Company Administration, LLC (May 1997 - July 2001).

Jeanine M. Bajczyk, Esq., (age 42, dob 4/16/1965)
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Indefinite term since June 2007.
Vice President and Counsel, U.S. Bancorp Fund Services, LLC, since May 2006;
Senior Counsel, Wells Fargo Funds Management, LLC, May 2005 to May 2006;
Senior Counsel, Strong Financial Corporation, January 2002 to April 2005.

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).

(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

The Statement of Additional Information includes additional information about the Fund’s trustees and officers and is available, without charge, upon request by calling 1-866-209-1964.

(This page intentionally left blank)

(This page intentionally left blank)

Advisor
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, MN 55811

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1964

Custodian
U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-866-209-1964.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/08	FYE 3/31/07
Audit Fees	$14,700	$14,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/08	FYE 3/31/07
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.  The nominating committee recently approved a nominating committee charter, however, the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees did not change.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   6/3/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   6/3/2008

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   6/3/2008

* Print the name and title of each signing officer under his or her signature.